EXHIBIT 10.2
PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT
This amendment (“Amendment”) complements and amends the Global Access Agreement between Amadeus IT Group, S.A. (“AMADEUS”) and eBookers Limited (“EBOOKERS”) dated January 1, 2004 (the “Agreement”) and is effective October 1, 2007.
1.	Transaction Charges. The content of Exhibit 4 is deleted and replaced with the following.

Low-Fare Search Transactions. The following lists the prices for each indicated Low-Fare Search Transaction. EBOOKERS will be charged the “Discount Price” below subject to EBOOKERS achieving (***) or above of the Annual Net Segment Target in the applicable Year. The List Price will be charged for all such Transactions in the applicable Year if EBOOKERS does not achieve this (***) target in such Year:

	List Price	Discount Price
Product	(EURO)	(EURO)

Master Pricer (“MP”)

MP Standard	(***)	(***)

MP Calendar	(***)	(***)

MP Standard MySearch	(***)	(***)

MP Calendar MySearch	(***)	(***)

Special Offer (“SO”)

SO Travel Board	(***)	(***)

SO Calendar Standard	(***)	(***)

SO Calendar Extended	(***)	(***)

Value Pricer / Star Pricer

Value Pricer / Star Pricer	(***)	(***)

The above charges will be on a monthly basis assuming that EBOOKERS will achieve the (***) target. A reconciliation will be made at the end of the Year to determine if the (***) target was achieved and, if not, EBOOKERS will be invoiced the difference between the Discount Price and List Price for all Low-Fare Search Transactions that were charged the Discount Price during the Year.

Central System Transactions. There will be no charge for up to (***) Central System Transactions per Net Segment produced during the applicable month by all EBOOKERS Locations combined; for each such Transaction in excess of this threshold the charge is: (***) EUR.
2.	(***). In the event EBOOKERS achieves the (***) identified in the table below in the applicable month, the corresponding (***) will be paid to EBOOKERS for each Net Segment produced by EBOOKERS during such month ((***).) (***).

(***) in the applicable month	(***)

(***)	(no payment)

(***)	(***)

(***)	(***)

(***)	(***)

3.	Amadeus FareExpert. AMADEUS will make its FareExpert product (i.e., AMADEUS’ nego-fare loading product) available to EBOOKERS at a charge of (***) Euros per month per Office ID.
4.	(***)

Any unapplied (***) amounts may be rolled over to the following months in the applicable Year.
5.	All other terms and conditions of the Agreement remain in full force and effect except solely as modified by the foregoing.

Amadeus IT Group, S.A.		EBOOKERS LIMITED
By:	/s/ Gillian Gibson	By:	/s/ Alan Josephs
Name:	Gillian Gibson	Name:	Alan Josephs
Title:	Vice President	Title:	MD
Date:	4th March 2008	Date:	28/01/2008

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